                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)          September 17, 2001
                                                  ------------------------------

                             PAYLESS CASHWAYS, INC.
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             (Exact name of registrant as specified in its charter)

         DELAWARE                    0-4437                    42-0945849
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(State or other jurisdiction       (Commission                (IRS Employer
      of incorporation)             File Number)            Identification No.)

800 NW Chipman Road, Suite 5900
P.O. Box 648001
Lee's Summit, Missouri                                  64064-8001
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(Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code           (816) 347-6000
                                                   -----------------------------

                                 Not applicable
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          (Former name or former address, if changed since last report)

Item 5. Other Events

Payless Cashways, Inc. issued a press release today announcing the appointment of a trustee to oversee final liquidation.

Pursuant to Bankruptcy Rule 2015 and the United States Trustee's Operating Guidelines and
Reporting Requirements for chapter 11 cases, the Company is obligated to file monthly operating reports with the Bankruptcy Court. The Company's unaudited monthly operating report for the period from July 29, 2001 to August 25, 2001 (the "Operating Report") is filed as Exhibit 99.2 hereto and incorporated herein by reference.

The Company cautions readers not to place undue reliance upon the information contained in the Operating Report since it contains unaudited information and is in a format prescribed by the applicable bankruptcy laws. There can be no assurance that the Operating Report is complete. The Operating Report also contains information for periods that may be shorter or otherwise different from those contained in the Company's reports pursuant to the
Securities Exchange Act of 1934, as amended. Moreover, the Operating Report and other communications from the Company may include forward-looking statements subject to various assumptions regarding the Company's operating performance that may not be realized and are subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the Company's control. Consequently, such matters should not be regarded as a representation or warranty by the Company that such matters will be realized or are indicative of the Company's financial condition or operating results for future periods. Actual results for such periods may differ materially from the information contained in the Operating Report and the Company undertakes no obligation to update or revise the Operating Report.

Item 7.    Financial Statements and Exhibits.

      (c)   EXHIBITS.  The following exhibit is filed herewith:

             99.1     Press Release dated September 17, 2001.

             99.2     Unaudited monthly operating report for the period from July 29, 2001 to August 25, 2001.

                                         SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: September 17, 2001
                                      PAYLESS CASHWAYS, INC.

                                      By:  /s/ Richard B. Witaszak
                                          --------------------------------------
                                         Richard B. Witaszak, Senior Vice
                                         President - Finance and Chief
                                         Financial Officer